SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  MARCH 12, 2001
                                                    -------------------
                      Commission File Number 1-5324
                                             ------


                           NORTHEAST UTILITIES
                          --------------------
         (Exact name of registrant as specified in its charter)


                MASSACHUSETTS                 04-2147929
                -------------                 ----------

     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


    174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
    ------------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)


                             (413) 785-5871
                             --------------
          (Registrant's telephone number, including area code)


                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)





ITEM 5.  OTHER EVENTS

	On March 12, 2001, NU filed suit in the U.S. District Court for the Southern District of New York seeking for itself and its shareholders in excess of $1 billion in damages arising from Con Edison's breach of the merger agreement between the two companies. NU cannot predict the outcome of this matter or its effect upon NU.

	Reference is made to NU's Current Reports on Form 8-K dated February 28, 2001 and March 5, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

	99. Presentation, dated March 13, 2001, entitled "Northeast Utilities System-Analyst Presentation."

ITEM 9.  REGULATION FD DISCLOSURE

	The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.




SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NORTHEAST UTILITIES
 					                     (Registrant)


                    				 		By:		/S/ David R. McHale
				 		                    Name:		David R. McHale
                           Title:	Vice President and Treasurer

Date: March 13, 2001